SUPPLEMENT TO

CALVERT BALANCED PORTFOLIO

Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
dated January 31, 2013

Calvert Equity Funds Prospectus
Class I
dated January 31, 2013

Date of Supplement: March 20, 2013

Michael Abramo no longer serves as a portfolio manager for the fixed-income investments for Calvert Balanced Portfolio (the “Fund”).

The portfolio management table for “Fixed-Income Investments” under “Portfolio Management – Investment Advisor” in the Fund Summary for the Fund has been revised and restated as follows to reflect the above-referenced change to the portfolio management team:

Fixed-Income Investments:

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Matthew Duch	Vice President, Portfolio	Since September 2011
Manager, Calvert

Vishal Khanduja, CFA	Portfolio Manager,	Since January 2013
Calvert

In addition, the portfolio management table for the Fund under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Balanced Portfolio – Fixed-Income Investments of Calvert Balanced Portfolio” is revised and restated as follows:

Fixed-Income Investments of Calvert Balanced Portfolio

Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Matthew Duch	Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and became a Portfolio Manager for this Fund in September 2011.	Lead Portfolio Manager for fixed- income investments

Vishal Khanduja, CFA	Mr. Khanduja has been a member of the Calvert Taxable Fixed Income Team and a Portfolio Manager for this Fund since January 2013. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009-2012) and Senior Analyst – Structured Assets Team
	(2008-2009). Prior to Columbia Management, he was Associate Director (Fixed Income Analytics) at Galliard Capital Management (2007-2008).	Co-Portfolio Manager